Commitments and Contingencies	12 Months Ended
Jun. 30, 2019
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies	Commitments and Contingencies
Lease Commitments
We have commitments under operating leases for our facilities that expire on various dates through 2030. Total lease expense, net of sublease income, for the years ended June 30, 2019, 2018 and 2017 was $18,159, $14,231, and $13,959, respectively.
We lease certain machinery and plant equipment, as well as buildings, under both capital and operating lease agreements that expire at various dates through 2028. The aggregate carrying value of the leased buildings and equipment under capital leases included in property, plant and equipment, net in our consolidated balance sheet at June 30, 2019, is $29,211, net of accumulated depreciation of $41,962; the present value of lease installments not yet due included in other current liabilities and other liabilities in our consolidated balance sheet at June 30, 2019 amounts to $26,705.

	Operating lease obligations	Build-to-suit lease obligation (1)	Capital lease obligation	Total lease obligations
2020	$30,269	$13,482	$11,468	$55,219
2021	22,849	13,836	6,414	43,099
2022	16,592	13,877	3,724	34,193
2023	12,553	12,426	2,544	27,523
2024	9,032	12,163	1,565	22,760
Thereafter	8,338	40,656	2,403	51,397
Total	$99,633	$106,440	$28,118	$234,191
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(1) Minimum payments relate to our Waltham and Dallas lease obligations, refer to Note 2 for additional details.
Purchase Obligations
At June 30, 2019, we had unrecorded commitments under contract of $71,600, including inventory and third-party fulfillment purchase commitments of $46,355 and third-party web services of $8,066. In addition, we had purchase commitments for production and computer equipment purchases of approximately $3,352, commitments for advertising campaigns of $603, professional and consulting fees of $1,140, and other unrecorded purchase commitments of $12,084.
Debt
The required principal payments due during the next five fiscal years and thereafter under our outstanding long-term debt obligations at June 30, 2019 are as follows:

2020	$83,761
2021	72,439
2022	79,220
2023	397,380
2024	1,609
Thereafter	401,176
Total	$1,035,585

On January 7, 2019, we amended the terms of our senior secured credit facility, and we expanded the total capacity to $1,613,172 in the aggregate, which included $1,087,257 of revolving loans and $525,915 of term loans. The terms and covenants of the senior secured credit facility remain unchanged. Refer to Note 10 for additional details related to the amendment.
Other Obligations
We deferred payments for several of our acquisitions resulting in the recognition of a liability of $2,396 in aggregate for the year ended June 30, 2019.
Legal Proceedings
We are not currently party to any material legal proceedings. Although we cannot predict with certainty the results of litigation and claims to which we may be subject from time to time, we do not expect the resolution of any of our current matters to have a material adverse impact on our consolidated results of operations, cash flows or financial position. In all cases, at each reporting period, we evaluate whether or not a potential loss amount or a potential range of loss is probable and reasonably estimable under the provisions of the authoritative guidance that addresses accounting for contingencies. We expense the costs relating to our legal proceedings as those costs are incurred.